UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2019

Southcross Energy Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35719	45-5045230
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

1717 Main Street
Suite 5200
Dallas, Texas 75201
(Address of principal executive office) (Zip Code)

(214) 979-3700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
Asset Purchase Agreement

On September 11, 2019, Southcross Energy Partners, L.P., a Delaware limited partnership (“Southcross” or the “Partnership”), Southcross Energy Partners GP, LLC, a Delaware limited liability company and the general partner of the Partnership (“Southcross GP” and collectively with the Partnership and certain of the Partnership’s subsidiaries, the “Sellers” or the “Debtors”) entered into an Asset Purchase Agreement (the “APA”) with Magnolia Infrastructure Holdings, LLC, a Delaware limited liability company (“Buyer”), pursuant to which, subject to the conditions described below, Buyer agrees to purchase certain assets (the “Asset Sale”). Prior to execution of the APA, on August 30, 2019, the Debtors received authorization from the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the Debtors’ Chapter 11 cases (In re Southcross Energy Partners, L.P., et al, Case No. 19-10702 MFW (jointly administered) (the “Chapter 11 Cases”)), pursuant to a court order entered as Docket No. 454 in the Chapter 11 Cases (“Docket 454”), to enter into the APA and the Asset Sale with Buyer.

The following description is a summary of the material terms of the APA.

•
Purchase Price. At the closing date of the APA (the “Closing”), Buyer will pay Sellers US$31.5 million in cash, subject to adjustment for any prepaid non-income taxes and in the event of certain material casualty or condemnation losses prior to Closing.

•
Asset Sale. Buyer will acquire certain pipelines and systems constituting Sellers’ networks in Alabama and Mississippi, plus certain related tangible personal property, inventory, owned and leased real property, assigned contracts, permits, claims and other assets as set forth in the APA (the “Assets”).

•
Assumed Liabilities. Buyer will assume post-Closing liabilities relating to the Assets and Sellers will retain pre-Closing liabilities relating thereto, subject to certain exceptions as set forth in the APA.

Docket 454 and other documents related to the Chapter 11 Cases are available on a separate website administered by the Debtors’ claims and noticing agent, Kurtzman Carson Consultants, LLC, at http://www.kccllc.net/southcrossenergy.

Pursuant to Docket 454, the Bankruptcy Court authorized Buyer to serve as the “stalking horse” bidder for the Assets in an auction of the Assets under Section 363 of the Bankruptcy Code (the “Auction”). As such, Buyer’s offer to purchase the Assets, as set forth in the APA, would be the standard against which any other bids to purchase any or all of the Assets would be evaluated.
The consummation of the Asset Sale is subject to Buyer being selected as the winning bidder at the Auction, the performance in all material respects of each party’s obligations under the APA, the approval of the Mississippi Public Service Commission and the Alabama Public Service Commission (the “Regulatory Approvals”), the Bankruptcy Court’s authorization and approval of the Asset Sale and certain customary conditions precedent as specified in the APA. The APA provides for reimbursement of certain expenses incurred by Buyer up to a US$500,000 cap payable to Buyer in the circumstances specified in the APA.
The APA contains customary representations, warranties and covenants of the parties thereto and many of the representations made by Sellers are subject to and qualified by a material adverse effect standard. Sellers have also made various customary covenants in the APA, including, among others, an agreement to operate the Assets in a manner consistent with past practices in all material respects between the execution of the APA and the Closing. None of the representations, warranties or pre-Closing covenants contained in the APA survive the Closing nor does the APA provide for indemnification for any such breach or any other matter.
The APA may be terminated under customary circumstances, including by either party as of March 11, 2020, if the Closing has not occurred as of such time (subject to a three month extension if the only outstanding condition to Closing is receipt of the Regulatory Approvals). The APA may additionally be terminated by Buyer if (i) the Bankruptcy Court does not hold a hearing (the “Sale Hearing”) to consider the approval of an order (the “Sale Order”) authorizing the Debtors to consummate the Asset Sale on or before October 22, 2019, (ii) the Bankruptcy Court does not enter the Sale Order within three business days after the Sale Hearing or (iii) Sellers suffer a casualty loss or condemnation event, the relevant assets have not been restored and such loss or event constitutes a material adverse effect. Sellers are entitled to retain the US$3.15 million good faith deposit previously made by Buyer if Sellers terminate the APA due to Buyer’s breach or failure to close when required.
Pursuant to the APA, the parties will enter into a transition services agreement pursuant to which Sellers will provide Buyer with specified transition services for up to a 90-day period following the Closing, which may be extended by an additional 60 days at the request of Buyer.

In connection with the entry into the APA, Buyer entered into an equity commitment letter with Arclight Energy Partners Fund V, L.P. (“Arclight”), the parent of Buyer, pursuant to which Arclight committed to provide Buyer with equity financing in an aggregate amount of US$28.35 million, to be used by Buyer to fund the Asset Sale.
The foregoing summary of the APA has been included to provide investors and security holders with information regarding the terms of the APA and is qualified in its entirety by the terms and conditions of the APA, a copy of which is attached hereto as Exhibit 2.1, and the terms of which are incorporated herein by reference. It is not intended to provide any other factual information about Sellers, Buyer, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the APA have been made solely for the purpose of such agreement and as of specific dates, for the benefit of the parties to the APA. In addition, such representations, warranties and covenants (i) may have been qualified by confidential disclosures exchanged between the parties, (ii) are subject to materiality qualifications contained in the APA which may differ from what may be viewed as material by investors, and (iii) have been included in the APA for the purpose of allocating risk between the contracting parties rather than establishing matters of fact. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of actual facts or circumstances, and the subject matter of representations and warranties may change after the date as of which such representations or warranties were made. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the APA, which subsequent information may or may not be fully reflected in the parties’ respective public disclosures.
Cautionary Note Regarding Forward-Looking Statements
This Form 8-K may contain forward-looking statements. All statements that are not statements of historical facts, including statements regarding our restructuring process, our Chapter 11 proceedings, our operations, our evaluation of a range of options, including a possible sale of the business, the divestiture of certain assets or a standalone restructuring plan, our financial position, future growth, and the potential emergence by us as a viable, more profitable company, and our intent to make all vendor and supplier payments are forward-looking statements. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “would”, “potential,” and similar terms and phrases to identify forward-looking statements in this news release. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions could be inaccurate, and, therefore, we cannot assure you that the forward-looking statements included herein will prove to be accurate. These forward-looking statements reflect our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors, many of which are outside our control. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors including: the Partnership’s significant indebtedness, the restructuring process, actions taken in our Chapter 11 proceedings, and other risks described in greater detail in our filings with the Securities and Exchange Commission (“SEC”). Please see the Partnership’s “Risk Factors” and other disclosures included in its Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on April 1, 2019, and in subsequently filed Forms 10-Q and 8-K. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. The forward-looking statements herein speak as of the date of this news release. The Partnership undertakes no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Form 8-K, except as otherwise required by law.

Item 9.01 Financial Statements and Exhibits.
The exhibits listed below are filed herewith.

(d) Exhibits.

Exhibit Number	Description
2.1
Asset Purchase Agreement, dated September 11, 2019 by and among Southcross Energy Partners GP, LLC, Southcross Energy Partners, L.P., certain of its subsidiaries, and Magnolia Infrastructure Holdings, LLC*

* Certain Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request; provided, however, that the Partnership may request confidential treatment of omitted items.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southcross Energy Partners, L.P.
(Registrant)

	By:	Southcross Energy Partners, GP, LLC
its general partner

Date: September 17, 2019
/s/ Kelly J. Jameson
(Signature)

	Name:	Kelly J. Jameson
	Title:	Senior Vice President and General Counsel